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ITEM 77Q1: EXHIBITS

(a)(1) Amendment No. 17 dated February 1, 2005 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust- filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(a)(2) Amendment No. 18 dated April 29, 2005 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust (to re-designate Class I Shares) - filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(a)(3) Amendment No. 19 dated April 29, 2005 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(e)(1) Expense Limitation Agreement dated January 1, 2005 between Directed Services, Inc. and ING Investors Trust regarding ING Goldman Sachs Tollkeeper Portfolio- filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(e)(2) Expense Limitation Agreement dated February 1, 2005 between Directed Services, Inc. and ING Investors Trust regarding ING FMR Earnings Growth Portfolio, ING JPMorgan Value Opportunites Portfolio, ING Marisco International Opportunities Portfolio and ING MFS Utilities Portfolio- filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(e)(3) Amended and Restated Expense Limitation Agreement dated February 1, 2005 between ING Investments, LLC and ING Investors Trust regarding ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio and ING Lifestyle Moderate Portfolio- filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(e)(4) Investment Management Agreement dated April 29, 2005 between ING Investors Trust and Directed Services, Inc. regarding ING FMR Earnings Growth Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Marisco International Opportunities Portfolio and ING MFS Utilities Portfolio- filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(e)(5) Amended Schedule B Compensation for Services to Series dated January 1, 2005 regarding ING Goldman Sachs Tollkeeper Portfolio- filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(e)(6) Portfolio Management Agreement dated March 31, 2005 between Directed Services, Inc. and ING Investors Trust regarding ING Hard Assets Portfolio-filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(e)(7) Amended and Restated Portfolio Management Agreement dated April 29, 2005 between ING Investors Trust, Directed Services, Inc. and J.P. Morgan Investment Management Inc. regarding ING JPMorgan Emerging Markets Equity Portfolio, ING JPMorgan Small Cap Equity Portfolio and ING JPMorgan Value Opportunities Portfolio- filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.

(e)(8) Portfolio Management Agreement dated April 29, 2005 between Directed Services, Inc. and Pioneer Investment Management regarding ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio- filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.